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Exhibit 19.1

SLM Student Loan Trust 2002-A
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Trustee
	JP Morgan Chase Bank	Chase Manhattan Bank USA, National Association
	450 West 33rd Street 15th Floor	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10001	Newark, Delaware 19713
	Attn: Structured Finance Services	Attn: Corporate Trust Department
Copy:	JP Morgan Chase Bank	The Chase Manhattan Bank, N.A.
	4 New York Plaza, 6th Floor	450 West 33rd Street 15th floor
	New York, New York 10004	New York, New York 10001
	Attn: Institutional Trust Services	Attn: Corporate Trust Department

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review if the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of October 17, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2002-A
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
JP Morgan Institutional Trust Services	Chase Manhattan Bank USA, NA
4 New York Plaza	500 Stanton Christiana Rd
New York, NY 10004-2477	3rd Floor/OPS4
Attn: David Contino	Newark, DE 19713
(212) 623-5376	Corporate Trust Division
(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance
Sallie Mae, Inc.	Sallie Mae, Inc.

SLM Student Loan Trust 2003-A
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Trustee	Indenture Trustee
	Chase Manhattan Bank USA, National Association	JP Morgan Chase Bank
	Christiana Center/OPS4, 500 Stanton Christiana Road	450 West 33rd Street 14th Floor
	Newark, Delaware 19713	New York, New York 10001
	Attn: Corporate Trust Department	Attn: Structured Finance Services
Copy:	JP Morgan Chase Bank 450 West 33rd Street 14th Floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of March 13, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-A
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
JP Morgan Institutional Trust Services	Chase Manhattan Bank USA, NA
4 New York Plaza	500 Stanton Christiana Rd
New York, NY 10004-2477	3rd Floor/OPS4
Attn: David Contino	Newark, DE 19713
(212) 623-5376	Corporate Trust Division
(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from March 13, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance
Sallie Mae, Inc.	Sallie Mae, Inc.

SLM Student Loan Trust 2003-B
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Trustee	Indenture Trustee
	Chase Manhattan Bank USA, National Association	JP Morgan Chase Bank
	Christiana Center/OPS4, 500 Stanton Christiana Road	450 West 33rd Street 14th Floor
	Newark, Delaware 19713	New York, New York 10001
	Attn: Corporate Trust Department	Attn: Structured Finance Services
Copy:	JP Morgan Chase Bank 450 West 33rd Street 14th Floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of June 27, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-B
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
JP Morgan Institutional Trust Services	Chase Manhattan Bank USA, NA
4 New York Plaza	500 Stanton Christiana Rd
New York, NY 10004-2477	3rd Floor/OPS4
Attn: David Contino	Newark, DE 19713
(212) 623-5376	Corporate Trust Division
(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from June 27, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Mark Heleen, Vice President

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly	/s/ J. LANCE FRANKE J. Lance Franke
Managing Director, Corporate Finance	Sr. Vice President, Corporate Finance

SLM Student Loan Trust 2003-C
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Trustee	Indenture Trustee
	Chase Manhattan Bank USA, National Association	JP Morgan Chase Bank
	Christiana Center/OPS4, 500 Stanton Christiana Road	450 West 33rd Street 14th Floor
	Newark, Delaware 19713	New York, New York 10001
	Attn: Corporate Trust Department	Attn: Structured Finance Services
Copy:	JP Morgan Chase Bank 450 West 33rd Street 14th Floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of October 9, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-C
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
JP Morgan Institutional Trust Services	Chase Manhattan Bank USA, NA
4 New York Plaza	500 Stanton Christiana Rd
New York, NY 10004-2477	3rd Floor/OPS4
Attn: David Contino	Newark, DE 19713
(212) 623-5376	Corporate Trust Division
(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from October 9, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance

QuickLinks

SLM Student Loan Trust 2002-A Officer's Certificate of the Servicer Annual Statement of Compliance As of December 31, 2004
SLM Student Loan Trust 2002-A Officer's Certificate
SLM Student Loan Trust 2003-A Officer's Certificate of the Servicer Annual Statement of Compliance As of December 31, 2004
SLM Student Loan Trust 2003-A Officer's Certificate
SLM Student Loan Trust 2003-B Officer's Certificate of the Servicer Annual Statement of Compliance As of December 31, 2004
SLM Student Loan Trust 2003-B Officer's Certificate
SLM Student Loan Trust 2003-C Officer's Certificate of the Servicer Annual Statement of Compliance As of December 31, 2004
SLM Student Loan Trust 2003-C Officer's Certificate